UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

Reata Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-37785	11-3651945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5320 Legacy Drive Plano, TX 75024
(Address of Principal executive offices, including zip code)

(972) 865-2219

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	RETA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On September 26, 2023 (the “Closing Date”), Reata Pharmaceuticals, Inc., a Delaware corporation (“Reata” or the “Company”), completed the previously-announced merger of River Acquisition, Inc., a Delaware corporation (“Merger Sub”) and wholly-owned subsidiary of Biogen Inc., a Delaware corporation (“Biogen”), with and into Reata (the “Merger”), with Reata surviving the Merger as a wholly-owned subsidiary of Biogen. The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of July 28, 2023 (the “Merger Agreement”), by and among Biogen, Merger Sub and Reata, as previously disclosed by Reata on July 31, 2023, in Reata’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”).

At the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.001 per share, of Reata (the “Class A Common Stock”) and each share of Class B common stock, par value $0.001 per share, of Reata (the “Class B Common Stock” and, together with the Class A Common Stock, the “Reata Common Stock”) issued and outstanding immediately prior to the Effective Time (in each case except for (i) shares of the Reata Common Stock owned by Biogen, Merger Sub or Reata, or by any direct or indirect wholly-owned subsidiary of Biogen, Merger Sub or Reata, in each case, immediately prior to the Effective Time; and (ii) any shares of the Reata Common Stock with respect to which statutory rights of appraisal were properly and validly demanded) was automatically canceled and converted into the right to receive $172.50 in cash, without interest and subject to any applicable withholding taxes (the “Merger Consideration”).

In addition, effective as of immediately prior to the Effective Time, (i) each outstanding Reata stock option, whether vested or unvested, was automatically canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the number of shares of the Reata Common Stock underlying such option immediately prior to the Effective Time multiplied by (B) the amount, if any, by which the Merger Consideration exceeded the exercise price per share of such option, and (ii) each outstanding Reata restricted stock unit (“RSU”) was automatically canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the number of shares of the Reata Common Stock underlying such RSU immediately prior to the Effective Time multiplied by (B) the Merger Consideration, in each case, subject to any applicable withholding taxes.

As a result of the consummation of the Merger, a change of control of Reata occurred and Reata became a wholly-owned subsidiary of Biogen. Biogen financed the Merger with cash on hand, supplemented by the issuance of term debt.

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of Reata was amended and restated in its entirety as set forth as Exhibit A to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”). In addition, at the Effective Time, Reata’s bylaws were amended and restated in their entirety as set forth as Exhibit B to the Merger Agreement (the “Amended and Restated Bylaws”).

Immediately following the Effective Time, the Amended and Restated Certificate of Incorporation was amended and restated in its entirety in the form filed as Exhibit 3.3 to this Current Report on Form 8-K, which is incorporated herein by reference (the “Second Amended and Restated Certificate of Incorporation”). In addition, immediately following the Effective Time, the Amended and Restated Bylaws were amended and restated in their entirety in the form filed as Exhibit 3.4 to this Current Report on Form 8-K, which is incorporated herein by reference (the “Second Amended and Restated Bylaws”).

Reata’s definitive proxy statement, filed with the SEC on August 22, 2023, contains additional information about the Merger and the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of Reata in the Merger.

The foregoing description of the Merger, the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Reata’s Current Report on Form 8-K filed with the SEC on July 31, 2023, and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

Concurrently with the closing of the Merger, on the Closing Date, Biogen prepaid all outstanding term loans advanced by the lenders under that certain Loan Agreement (the “Loan Agreement”), dated May 5, 2023, by and among the Company, the guarantors, BPCR Limited Partnership, BioPharma Credit Investments V (Master) LP and BioPharma Credit PLC. Pursuant to the Loan Agreement, the Company is required to prepay the term loans upon a change of control and prior to certain prepayments or redemptions of permitted convertible debt.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Merger, the Company requested that The Nasdaq Global Market (“Nasdaq”) suspend trading of the Class A Common Stock prior to the opening of trading on the Closing Date and file with the SEC an application on Form 25 to delist and deregister the Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The delisting of the Class A Common Stock from Nasdaq will be effective 10 days after the filing of the Form 25. Following the effectiveness of the Form 25, Reata intends to file with the SEC a certification on Form 15 requesting the termination of registration of the Class A Common Stock under Section 12(g) of the Exchange Act and the suspension of Reata’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Class A Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K and under Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Merger, at the Effective Time, holders of the Reata Common Stock immediately prior to such time ceased to have any rights as stockholders of Reata (other than their right to receive the Merger Consideration pursuant to the terms of the Merger Agreement).

Item 5.01	Changes in Control of Registrant.

The information set forth in the section above titled “Introduction” and Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, each of Martin W. Edwards, M.D., William D. McClellan, Jr. and R. Kent McGaughy Jr., resigned as a director of the Company. Effective as of immediately following the Effective Time, each of J. Warren Huff, Christy J. Oliger, William E. Rose, Shamim Ruff and Steven W. Ryder also resigned as a director of the Company. The resignations of such directors at and immediately following the Effective Time did not result from any disagreement with the Company on any matter relating to the operations, policies or practices of the Company. At the Effective Time, each of Fearghas Carruthers, Michael Dambach and Robin Kramer became a director of Reata.

Additionally, effective as of immediately following the Effective Time, each of J. Warren Huff, Manmeet S. Soni, Dawn C. Bir, Colin J. Meyer, M.D., Rajiv Patni, M.D., Michael D. Wortley, Bhaskar Anand, Steve Harman, Seemi Khan, M.D., Andrea L. Loewen, W. Christian Wigley, Ph.D. and Dakota Gallivan was removed as an officer of Reata. In accordance with the terms of the Merger Agreement, individuals designated by Biogen were elected as officers of Reata, effective as of immediately following the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the section above titled “Introduction” of this Current Report on Form 8-K is incorporated herein by reference.

Copies of the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws are filed as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

2.1*	Agreement and Plan of Merger, dated as of July 28, 2023, by and among Reata Pharmaceuticals, Inc., Biogen Inc. and River Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Reata Pharmaceuticals, Inc. filed on July 31, 2023).

3.1	Amended and Restated Certificate of Incorporation of Reata Pharmaceuticals, Inc.

3.2	Amended and Restated Bylaws of Reata Pharmaceuticals, Inc.

3.3	Second Amended and Restated Certificate of Incorporation of Reata Pharmaceuticals, Inc.

3.4	Second Amended and Restated Bylaws of Reata Pharmaceuticals, Inc.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*

Certain exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such omitted exhibits and schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REATA PHARMACEUTICALS, INC.

Date: September 26, 2023	By:	/s/ Michael McDonnell
Name: Michael McDonnell
Title: Chief Financial Officer

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